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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into Imperial Holly Corporation previously filed Registration Statement File No. 33-30328, Registration Statement File No. 33-41769 and Registration File No. 33-68896.




/s/ Arthur Andersen LLP



June 25, 1996
San Francisco, California